UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016.

Item 1. Longleaf Partners Funds Semi-Annual Report at June 30, 2016.

Partners Fund

Small-Cap Fund

International Fund

Global Fund

June 30, 2016

Cautionary Statement

One of Southeastern’s “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price.

Call (800) 445-9469 or go to longleafpartners.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.

The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. We caution our shareholders not to give this calculation undue weight. P/V alone tells nothing about:

●	The quality of the businesses we own or the managements that run them;
●	The cash held in the portfolio and when that cash will be invested;
●	The range or distribution of individual P/V’s that comprise the average; and
●	The sources of and changes in the P/V.

When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund’s potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company’s price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund’s return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.

Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.

Risks

The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.

Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

Indexes

The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

MSCI EAFE Index (Europe, Australasia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 22 developed markets, excluding the US & Canada.

MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 24 developed markets, including the United States.

An index cannot be invested in directly.

Definitions

Book Value is the value of an asset as carried on a company’s balance sheet.

Brexit (“British exit”) refers to the June 23, 2016 referendum by British voters to leave the European Union.

Dividend yield is a stock’s dividend as a percentage of the stock price.

Earning per share (EPS) is the portion of a company’s net income allocated to each share of common stock.

EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.

Enterprise value (EV) is a company’s market capitalization plus debt, minority interest and preferred shares, and less total cash and cash equivalents.

EV/EBITDA is a ratio comparing a company’s enterprise value and its earnings before interest, taxes, depreciation and amortization.

Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.

Intrinsic Value is the actual value of a company. This value may or may not be the same as market price. Different investors use different techniques to calculate intrinsic value.

Net operating income (NOI) is a profitability formula that is often used in real estate to measure a commercial property’s profit potential and financial health by calculating the income after operating expenses are deducted.

P/V (“price to value”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern’s appraisal of their intrinsic values. The ratio represents a single data point about a Fund and should not be construed as something more. P/V does not guarantee future results, and we caution investors not to give this calculation undue weight.

REIT stands for real estate investment trust.

© 2016 Southeastern Asset Management, Inc. All Rights Reserved.

Longleaf, Longleaf Partners Funds and the pine cone logo are registered trademarks of Longleaf Partners

Funds Trust. Southeastern Asset Management, Inc. is a registered trademark.

Funds distributed by ALPS Distributors, Inc.

Longleaf Partners Funds ■ 1

Performance Summary	(Unaudited)

Cumulative Returns at June, 30 2016

	Since Inception	25 Year	20 Year	15 Year	Ten Year	Five Year	One Year	YTD	2Q
Partners Fund
(Inception 4/8/87)	1580.02%	991.90%	340.05%	100.72%	34.93%	23.17%	-9.87%	6.53%	2.10%
S&P 500 Index	1292.94	844.66	355.07	131.47	104.65	77.02	3.99	3.84	2.46
Small-Cap Fund
(Inception 2/21/89)	1613.15	1589.28	790.44	314.94	137.18	67.13	-1.10	10.15	5.32
Russell 2000 Index	990.06	872.20	333.84	174.29	82.43	49.35	-6.73	2.22	3.79
International Fund
(Inception 10/26/98)	207.65	na	na	55.77	7.02	-6.29	-10.32	0.00	-2.76
MSCI EAFE Index	91.66	na	na	88.49	16.94	8.68	-10.17	-4.42	-1.46
Global Fund
(Inception 12/27/12)	4.84	na	na	na	na	na	-9.41	0.70	-0.59
MSCI World Index	32.86	na	na	na	na	na	-2.78	0.66	1.01

Average Annual Returns at June, 30 2016

	Since Inception	25 Year	20 Year	15 Year	Ten Year	Five Year	One Year
Partners Fund
(Inception 4/8/87)	10.13%	10.03%	7.69%	4.75%	3.04%	4.26%	-9.87%
S&P 500 Index	9.42	9.40	7.87	5.75	7.42	12.10	3.99
Small-Cap Fund
(Inception 2/21/89)	10.94	11.97	11.55	9.95	9.02	10.82	-1.10
Russell 2000 Index	9.13	9.52	7.61	6.96	6.20	8.35	-6.73
International Fund
(Inception 10/26/98)	6.56	na	na	3.00	0.68	-1.29	-10.32
MSCI EAFE Index	3.75	na	na	4.32	1.58	1.68	-10.17
Global Fund
(Inception 12/27/12)	1.36	na	na	na	na	na	-9.41
MSCI World Index	8.45	na	na	na	na	na	-2.78

The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com.

As reported in the Prospectus dated May 1, 2016, the total expense ratios for the Longleaf Partners Funds are: Partners Fund 0.93%, Small-Cap Fund 0.91%, International Fund 1.28%, and Global Fund 1.54%. The Funds’ expense ratios are subject to fee waiver to the extent a Fund’s normal annual operating expenses exceed the following percentages of average annual net assets: Partners Fund 1.50%, Small-Cap Fund 1.50%, International Fund 1.75%, and Global Fund 1.65%. Effective May 1, 2016, Southeastern agreed to voluntarily reduce the Global Fund’s expense limit to 1.20%. This voluntary fee waiver for the Global Fund may be discontinued at any time.

2  ■  Semi-Annual Report 2016

Letter To Our Shareholders

We are pleased to report that all four Longleaf Partners Funds outperformed their respective indices in the first half of 2016 following a second quarter of mixed results.

	YTD	2Q
Partners Fund	6.53%	2.10%
S&P 500 Index	3.84	2.46
Small-Cap Fund	10.15	5.32
Russell 2000 Index	2.22	3.79
International Fund	0.00	-2.76
MSCI EAFE Index	-4.42	-1.46
Global Fund	0.70	-0.59
MSCI World Index	0.66	1.01

Past performance does not guarantee future results

Our successful year-to-date is a promising start to a decade of what we believe will be material excess returns in the Longleaf Partners Funds. We are well-positioned in part because of where the indices are, particularly in the U.S. large cap arena. The massive inflows into passive vehicles in the last five years have supported prices of companies beyond what corporate fundamentals would justify, especially in stocks that are more heavily weighted components of the indices.

Our future results, however, will not be driven by passive indices, but rather by how well we execute our investment philosophy. Our confidence in the next decade comes from having a differentiated approach that has outperformed the indices over the long run and has populated the Longleaf Partners Funds with companies that we believe will generate significant returns. Ben Graham, in a 1963 speech, listed the two conditions that make it “possible for a minority of investors to get significantly better results than the average… One is that they must follow some sound principles of selection which are related to the value of the securities and not to their market price action. The other is that their method of operation must be basically different than that of the majority of security buyers.“1 Longleaf’s investment approach – intelligent, concentrated, engaged, long-term, partnership investing – is deeply rooted in security valuations and is our foundation for delivering superior future results. It also distinguishes us from other managers and explains our strong history.

Longleaf’s Distinctive Approach

Intelligent Investing: The world is full of smart investors, but a much more limited group approaches stock ownership in an intelligent manner. Ben Graham devoted an entire book to describing the “Intelligent Investor,” which is required reading for every Longleaf analyst. Graham asked, “Can the intelligent investor follow any policies of common stock selection that promise better than average results? I think it is possible for some strong-minded investors to do this by buying value rather than prospects or popularity.“2 At Longleaf we anchor our investment decisions to the intrinsic value of a business based on its future free cash flow and underlying assets. We rarely own the most popular stocks since they normally do not trade at a discount to our conservative appraisals.

Concentrated Investing: Graham wrote about the importance of looking different than the index in order to outperform the average. With concentration, intelligent investors increase their prospects for success by owning only the most qualified businesses. The Longleaf Partners Funds typically hold 20 or fewer securities in companies that meet stringent qualitative criteria and are discounted versus the businesses’ underlying values. We gain enough security-specific diversification but are not an index. According to Institutional Investor, skilled, concentrated managers with portfolios that differed from the benchmark outperformed the market over the long term with attractive, risk-adjusted returns.3 Active share is the measure that indicates how different a portfolio is from its benchmark, and given our concentration, the Longleaf Partners Funds generally have active share measures of over 95 out of 100, a level indicating almost no overlap with the index. While owning shares in a small number of highly qualified and undervalued companies helps drive market outperformance over time, we believe concentration helps deliver the more important long-term absolute returns that enable investors to meet their investing goals.

Longleaf Partners Funds ■ 3

Engaged Investing: Over Longleaf’s history we have observed the benefits of owning companies with skilled, shareholder-aligned managements whom we view as corporate partners. Our relationships with these CEOs and sometimes boards differentiates Longleaf from most funds. We are not “activists” who publicly attack management to quickly boost the stock price and move on. We typically are among a company’s largest shareholders, and as a long-term owner, may engage in a constructive dialogue with management to share insights and views on ways to build value per share over the long-term. We focus on understanding how a business is pursuing operational excellence and ensuring that capital allocation decisions are improving long-term value per share. Our approach has helped us have a voice in successful outcomes in numerous long-held investments. Most recently, our engagement with adidas and CONSOL Energy has been beneficial.

Long-term Investing: A long-term horizon is critical, especially in concentrated, engaged investing. Markets and stocks can swing dramatically in short-term periods based on emotional reactions. Underlying business values are much more rational and stable. With our approach tied to corporate worth and a multi-year time horizon, Longleaf can take advantage of price volatility, buying when others are fearful and selling when greed and optimism have taken price to fair value.

Partnership Investing: Morningstar’s analysis revealed that managers who invest meaningfully in their own funds have a higher success rate than those who do not.4 Longleaf and Southeastern have an ethics policy that requires employees to make their public equity investments via the funds we manage. This ensures that our employees are invested alongside our clients, and as importantly, that we are acutely focused on the returns we generate. Our employees and affiliates are the largest shareholder group across the Longleaf Partners Funds, a level of co-investment and alignment that separates us from most other firms.

We think of our partnership as much more than

aligned interests. We have a strong set of clients with valuable knowledge and experience across multiple fields. A number of them have provided insights that helped us in our successful investments as well as in avoiding mistakes. Some have been involved in our engagement, making helpful connections and occasionally going on the boards of our investees. This degree of client partnership is somewhat unique in our industry, and we view it as an important advantage to our long-term compounding.

Corporate Partners Driving Results

Around the world, managements of our largest contributors helped drive good outcomes over the last quarter. In the U.S., CONSOL Energy sold its metallurgical coal assets and had its credit facility reaffirmed. Likewise, Chesapeake Energy sold assets, bought in debt at a discount, and also had its full line of credit reaffirmed. Our small cap holding, DreamWorks, sold to Comcast. In Europe, adidas pursued selling its golf business and high-caliber additions, one of whom we proposed, to the board. In Asia, SoftBank monetized almost $20 billion from successful investments to help fund the repurchase of discounted shares. Conversely, our performance detractors included several companies where anticipated transactions did not occur. European regulators squelched CK Hutchison’s O2 acquisition, which the company was going to merge with its UK telecom business. Philips chose an initial public offering for a portion of its lighting business rather than selling the entire division at a discount. CF Industries cancelled its purchase of OCI’s fertilizer business after the U.S. government clamped down on tax inversions. Even where there were setbacks, our partners were pursuing value recognition in smart ways. We believe the Longleaf Partners Funds will continue to benefit from prudent value building activity initiated by our capable managements.

Opportunity Set

Companies outside the U.S. have been more discounted than those in the U.S., but few new investments anywhere in the world have met our criteria this year.

4  ■  Semi-Annual Report 2016

Letter To Our Shareholders

A valuation-based business ownership approach that stands apart from the crowd and can deliver long-term relative outperformance

The chart below indicates the valuation disparity across geographies.

Valuation Levels in Various Major Markets

As of June 30, 2016

Price to Book Value (x)

Source: FactSet Market Aggregates

E/V = Enterprise Value

EBITDA = Earnings Before Interest, Taxes, Depreciation, and Amortization

Not surprisingly, the U.S. Longleaf Funds have a higher-than-normal weighting in global companies based outside the U.S., and Longleaf Partners Global Fund’s U.S. exposure is below 50%. Our larger non-U.S. weight impacted our results following the Brexit decision, but given the strength of our underlying businesses and their widespread geographic sources of values, our appraisals moved little following the vote. We had prepared a wish list of strong European businesses with underlying economics that would be little affected in the event that the U.K. voted to leave the European Union. Unfortunately, only one moved close to our required discount, and the banks and U.K. homebuilders that went down most significantly did not meet our qualitative criteria. We are hopeful that some of the uncertainty and longer term changes will create opportunities that our management partners can exploit.

Summary

Company fundamentals will ultimately drive the returns of individual stocks and the Longleaf Partners Funds. Large passive strategy asset flows chasing recent performance can extend benchmark return cycles, whether the indices are rising or falling. We prefer to have our capital invested in a valuation-based business ownership approach that stands apart from the crowd and can deliver long-term relative outperformance as well as the absolute returns that meet our clients’ needs. As we pursue a future of exceeding your expectations, we welcome and thank all of our partners who share our commitment to intelligent, concentrated, engaged, long-term, partnership investing.

1 Benjamin Graham, “Securities in an Insecure World” (lecture, Town Hall, St. Francis Hotel, San Francisco, California, November 15, 1963) 9.

2 Graham, “Securities in an Insecure World,” 12.

3 Nelson Yu and Dianne Lob, “Sharpening Conviction in Equity Allocations,” Institutional Investor, May 30, 2015, http://www.institutionalinvestor.com/gmtl/3457374/Sharpening-Conviction-in-Equity-Allocations.html#/.V30eLvkrKUk.

4 Russel Kinnel, Morningstar, “Why You Should Invest With Managers Who Eat Their Own Cooking,” March 31, 2005, http://www.morningstar.com/advisor/t/103820500/why-you-should-invest-with-managers-who-eat-their-own-cooking.htm.

6 ■ Semi-Annual Report 2016	Partners Fund

Partners Fund Management Discussion

Longleaf Partners Fund meaningfully outperformed the S&P 500 Index in the first half of 2016, rising 6.53% versus the index’s gain of 3.84%. In the second quarter, the Fund returned 2.10% versus 2.46% for the index.

Our energy investments were again the largest contributors following similar strength in the first quarter. Both Chesapeake Energy and CONSOL Energy benefitted from managements monetizing assets and succeeding in reaffirming credit lines, as well as from improving commodity prices. CK Hutchison detracted most from performance in the quarter; European regulators denied approval of the company’s acquisition of U.K. mobile company O2, and weeks later, the Brexit vote weighed on CK Hutchison’s stock given its large footprint in European retail, ports, infrastructure, and telecom. Since the S&P is comprised of U.S. stocks which held up better than European shares following Brexit, the Fund’s three European-domiciled businesses weighed on relative returns, due in part to the dollar’s quick rise. However, the Fund’s relative performance benefitted from our limited investment in information technology, which was the index’s biggest detractor as its largest and worst performing sector.

The long-term effects of the United Kingdom’s decision to leave the European Union will not be known for some time, but with the exception of CK Hutchison, the companies in the Partners Fund generate less than 10% of revenues from the U.K. Even our European-based holdings, CNH Industrial, Philips, and LafargeHolcim, have the majority of their values outside of Europe. The strength of our businesses with European exposure should help them weather the eventual changes from Brexit, and our management partners have the skills, incentives, and balance sheets to take advantage of opportunities that the upheaval may create.

The second quarter illustrated the benefits of Southeastern’s distinct approach — intelligent, concentrated, engaged, long- term, partnership investing. Our management partners with whom we have engaged constructively over time helped drive long-term value growth through transactions, including at Chesapeake and CONSOL noted above;

Philips, which split out the lighting segment via a partial initial public offering (IPO); FedEx, which purchased TNT to efficiently expand its European ground business; and LafargeHolcim, which is soliciting bids to sell its Indian assets.

Intelligent, long-term investing also was relevant in the fearful environment that developed following the Brexit vote. With our long time horizon, we hoped the reaction would provide more opportunities to buy strong companies with growing intrinsic values at deep discounts based on conservative appraisals of free cash flow and assets. With ample cash, including proceeds from trimming Wynn Resorts and Scripps Networks after their meaningful gains this year, we were able to build our stake in one new position initiated in the quarter.

Contributors/Detractors

(2Q portfolio return; 2Q Fund contribution)

As stated earlier, Chesapeake (+73%;+3.6%), one of the largest U.S. producers of natural gas, oil, and natural gas liquids, was the Fund’s largest contributor during the quarter. Earlier in the year, we swapped our equity for preferred stock and also added to our Chesapeake position via very discounted bonds and convertible bonds. This repositioning paid off in the quarter; the bonds appreciated more quickly than the stock as the company continued to lower its overall debt through purchases below par and debt for equity swaps. Additionally, in April, Chesapeake had its $4 billion revolving credit facility reaffirmed (90%+ untapped), with the next scheduled redetermination pushed out until June 2017. The company increased liquidity with the sale of about half of its mid-continent STACK (Sooner Trend Anadarko basin Canadian and Kingfisher counties) acreage to Newfield at a fair price of over $400 million. In total, net debt has declined by over 10% or $1 billion in 2016. Management projects additional asset sales this year and continues to renegotiate pipeline commitments toward better rates. The company has put on hedges that help mitigate its downside. We remain confident that CEO Doug Lawler and Chesapeake’s board will successfully navigate the company through this particularly challenging commodity price environment.

Partners Fund	Longleaf Partners Funds ■ 7

Partners Fund Management Discussion

Also a top contributor, CONSOL (+43%; +1.7%), the natural gas and Appalachian coal company, continued its positive momentum from the first quarter which saw the addition of new directors, the elevation of Will Thorndike to Chairman, and the sale of the metallurgical coal assets at a price accretive to our value. In the first quarter numbers reported in April, CONSOL reduced its coal and gas operating costs greater than expected, delivered free cash flow and guided for positive free cash flow the remainder of the year. The company also had its borrowing base reaffirmed at $2 billion. Recent transactions confirmed the value of CONSOL’s high quality natural gas reserves and acreage. Our capable management partners continue to focus the company on its core natural gas assets while pursuing the monetization of non-core assets, with the goal of separating its coal company from its exploration and production business.

CK Hutchison (-14%; -1.2%), a global conglomerate comprised of five core businesses (retail, telecommunications, infrastructure, ports, and energy), was the primary performance detractor for the quarter. Referenced earlier, CK Hutchison’s plan for its Three mobile phone network to acquire U.K. telecom company O2 was denied by the European regulator. While CK Hutchison is Hong Kong-based, the stock also fell with the Brexit vote due to fears of the impact on its European and U.K. operations, which generated over half of its pre-tax earnings last year. However, Chairman Li Ka-shing and his son, Victor, have demonstrated a compelling long-term record of building businesses, compounding net asset value at double-digit rates, and buying and selling assets at attractive prices. Their history includes intelligent capital allocation during previous market dislocations. We are confident our management partners will continue to grow and unlock value.

Portfolio changes

During the quarter, we initiated a position in Ralph Lauren, a leading global apparel and retail company. The U.S. apparel industry has suffered with uncertainty around the future of department stores versus e-commerce and concerns about brands that are not either very high end or part of the current “athleisure” trend. Amidst these broader pressures, margins at Ralph Lauren have declined in the last few years. Yet, the company’s brands remain strong. We believe new CEO Stefan Larsson will materially bolster the company’s operating performance. He has an exemplary history of improving margins and reducing lead times in his previous jobs at H&M and Old Navy. His operating prowess, the creative abilities of owner-founder Ralph Lauren, and the strong balance sheet plus smart capital allocation position the company to deliver improved returns.

Outlook

The Partners Fund sells for an attractive price-to-value ratio in the mid-60s%. We own companies whose leaders are building long-term value and pursuing ways to drive prices closer to intrinsic worth. While cash stands at 14%, we believe we will continue to find new qualifiers, whether through choppy markets or company-specific opportunities. Over the long run, we and our fellow shareholders have been rewarded for patiently adhering to our investment discipline, and we believe our distinct, advantaged approach will continue to deliver strong results.

8 ■ Semi-Annual Report 2016	Partners Fund

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception April 8, 1987

Average Annual Returns for the Periods Ended June 30, 2016

	Since Inception 4/8/87	25 Year	20 Year	15 Year	Ten Year	Five Year	One Year	YTD	2Q
Partners Fund	10.13%	10.03%	7.69%	4.75%	3.04%	4.26%	-9.87%	6.53%	2.10%
S & P 500 Index	9.42	9.40	7.87	5.75	7.42	12.10	3.99	3.84	2.46

The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.

As reported in the Prospectus dated May 1, 2016, the total expense ratio for the Partners Fund is 0.93%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

Partners Fund	Longleaf Partners Funds ■ 9

Portfolio Summary	(Unaudited)

Portfolio Holdings at June 30, 2016
		Net Assets

Investments		85.9%
Level 3 Communications, Inc.	8.8
FedEx Corporation	7.9
CK Hutchison Holdings Limited	7.6
Chesapeake Energy Corporation (Preferreds & Bonds)	7.2
Wynn Resorts, Limited	6.2
Alphabet Inc.	5.9
CONSOL Energy Inc.	5.5
United Technologies Corporation	4.9
CNH Industrial N.V.	4.9
Scripps Networks Interactive, Inc.	4.9
Cheung Kong Property Holdings Limited	4.9
E.I. du Pont de Nemours and Company	4.9
Koninklijke Philips N.V.	4.7
LafargeHolcim Ltd	4.5
Ralph Lauren Corporation	3.1

Cash Reserves Net of Other Assets and Liabilities		14.1
		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2016 through

June 30, 2016

New Holdings	Quarter
Ralph Lauren Corporation	2Q
Eliminations
Aon plc	1Q
McDonald’s Corporation	1Q
National Oilwell Varco, Inc.	1Q

See Notes to Financial Statements

10 ■ Semi-Annual Report 2016	Partners Fund

Portfolio of Investments	(Unaudited)

Common Stocks

	Shares	Market Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation	1,612,926	$165,405,561	4.9%
Air Freight & Logistics
FedEx Corporation	1,752,682	266,022,074	7.9
Chemicals
E.I. du Pont de Nemours and Company	2,529,659	163,921,903	4.9
Construction Materials
LafargeHolcim Ltd (Switzerland)	3,700,257	151,885,752	4.5
Diversified Telecommunication Services
Level 3 Communications, Inc.*	5,792,645	298,263,291	8.8
Hotels, Restaurants & Leisure
Wynn Resorts, Limited	2,301,336	208,593,095	6.2
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	23,378,000	257,168,794	7.6
Koninklijke Philips N.V. (Netherlands)	6,385,271	158,587,024	4.7
		415,755,818	12.3
Internet Software & Services
Alphabet Inc. — Class C*	287,304	198,843,098	5.9
Machinery
CNH Industrial N.V. (U.S. exchange) (Netherlands)	6,035,759	43,155,677	1.3
CNH Industrial N.V. (Italian exchange) (Netherlands)	16,741,515	121,437,685	3.6
		164,593,362	4.9
Media
Scripps Networks Interactive, Inc. — Class A	2,639,200	164,342,984	4.9
Oil, Gas & Consumable Fuels
CONSOL Energy Inc.(b)	11,536,742	185,626,179	5.5
Real Estate Management & Development
Cheung Kong Property Holdings Limited (Hong Kong)	26,068,500	164,248,556	4.9
Textiles, Apparel & Luxury Goods
Ralph Lauren Corporation — Class A	1,162,521	104,185,132	3.1
Total Common Stocks (Cost $2,344,691,949)		2,651,686,805	78.7

See Notes to Financial Statements

Partners Fund	Longleaf Partners Funds ■ 11

continued

Preferred Stock

	Shares	Market Value	% of Net Assets
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation
Convertible Preferred Stock 5.75%	100,406	$28,058,507	0.8%
Chesapeake Energy Corporation Convertible Preferred Stock — Series A 5.75%	211,920	56,582,640	1.7
Total Preferred Stocks (Cost $66,513,910)		84,641,147	2.5

Corporate Bonds

	Principal Amount
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation
6.50% Senior Notes due 8/15/17	2,325,000	2,191,313	0.0
Chesapeake Energy Corporation
7.25% Senior Notes due 12/15/18	23,430,000	20,501,250	0.6
Chesapeake Energy Corporation
3.88% Senior Notes due 4/15/19	150,525,000	114,022,687	3.4
Chesapeake Energy Corporation
2.50% Convertible Senior Notes due 5/15/37	13,314,000	12,415,305	0.4
Chesapeake Energy Corporation 2.25% Convertible Senior Notes due 12/15/38	13,555,000	11,047,325	0.3
Total Corporate Bonds (Cost $87,137,429)		160,177,880	4.7

Short-Term Obligations

Repurchase Agreement with State Street Bank, 0.03%, dated 6/30/16, due 7/1/16, Repurchase price $88,692,074 (Collateral: $90,466,825 U.S. Treasury Notes and Bonds, 2.25% – 4.38% due 11/15/25 to 11/15/39, Par 81,205,000)	88,692,000	88,692,000	2.6
U.S. Treasury Bill, 0.27% due 9/15/16	100,000,000	99,958,600	3.0
U.S. Treasury Bill, 0.27% due 9/22/16	275,000,000	274,849,850	8.2
Total Short-Term Obligations (Cost $463,477,545)		463,500,450	13.8
Total Investments (Cost $2,961,820,833)(a)		3,360,006,282	99.7
Other Assets and Liabilities, Net		9,107,405	0.3
Net Assets		$3,369,113,687	100.0%
Net asset value per share		$22.85

*	Non-income producing security.
(a)	Aggregate cost for federal income tax purposes is $2,962,076,872. Net unrealized appreciation of $397,929,410 consists of unrealized appreciation and depreciation of $731,324,688 and $(333,395,278), respectively.
(b)	Affiliated issuer during the period. See Note 5.

NOTE: Companies headquartered outside the U.S. represent 26.6% of net assets.

See Notes to Financial Statements

12 ■ Semi-Annual Report 2016	Small-Cap Fund

Small-Cap Fund Management Discussion

Longleaf Partners Small-Cap Fund significantly outperformed the Russell 2000 Index in the first half of 2016, rising 10.15% versus the index’s 2.22%. In the second quarter, the Fund rose 5.32% versus the index’s 3.79%. The Fund’s largest holding, DreamWorks Animation, was acquired, making it the primary driver of our solid second quarter results. CONSOL Energy also made significant progress.

The turmoil around the United Kingdom’s decision to leave the European Union should have a minimal impact on the companies we own in the Small-Cap Fund. While several industrial companies such as Actuant, Chemtura, and OCI have approximately one third of their sales in Europe, most of our other companies have less than 10% of sales in Europe and the U.K. OCI is the only European-domiciled company in the portfolio, but its fertilizer production is dollar-based, and by the end of the year, its new Iowa plant should be open, reducing the proportion of cash flow coming from the Netherlands.

The second quarter illustrated the benefits of Southeastern’s distinct approach — intelligent, concentrated, engaged, long- term, partnership investing. We held a very concentrated 9% position in DreamWorks, not only because of the quality of the company’s brands and assets, but also because our engagement with CEO Jeffrey Katzenberg and Chairman Mellody Hobson made us extremely confident that they would wisely represent shareholders’ long-term interests.

Intelligent, long-term investing also was relevant in the fearful environment that developed in the last week of the quarter, when we maintained a long term view on our investments. With our long time horizon, we hope the short-term reaction to Brexit provides opportunities to buy strong companies with growing intrinsic values at deep discounts based on conservative appraisals of free cash flow and assets.

Contributors/Detractors

(2Q portfolio return; 2Q Fund contribution)

As noted above, DreamWorks (+60%; +5.0%), the film studio and multimedia company, was the Fund’s largest holding and drove much of the return in the quarter, when Comcast announced an all cash acquisition for $41 per share. As our discipline dictates, we sold our stake when the price rose to our appraisal. DreamWorks was the kind of opportunity Southeastern hopes to find —a company with high quality, stable assets but volatile earnings being mispriced in a period when the market is rewarding companies with more predictable earnings and high dividend yields. We started buying DreamWorks in the third quarter of 2014 at $19 following disappointing new movie releases. Our appraisal hinged on the valuable film library and DreamWorks’ growing success in TV and web content as well as licensing. We partnered with a strong board and owner-operator CEO, who built the company’s brands, developed a presence in China, managed costs, and ultimately monetized the company at full value.

CONSOL Energy (+43%; +1.5%), the natural gas and Appalachian coal company, continued its positive momentum from the first quarter which saw the addition of new directors, the elevation of Will Thorndike to Chairman, and the sale of the metallurgical coal assets at a price accretive to our value. In 2Q, CONSOL reduced its coal and gas operating costs greater than expected, delivered free cash flow, and guided for positive free cash flow the remainder of the year. The company also had its borrowing base reaffirmed at $2 billion. Recent transactions confirmed the value of CONSOL’s high quality natural gas reserves and acreage. Our capable management partners continue to focus the company on its core natural gas assets while pursuing the monetization of non-core assets with the goal of separating its coal company from its exploration and production business.

The Fund’s primary detractor in the second quarter was OCI (-29%; -1.0%), a global fertilizer and chemical producer. The two main pressures over the last three months were weakness in urea commodity prices (a key nitrogen fertilizer) and uncertainty around the CF Industries merger. Despite attractive strategic rationale for the combination of CF Industries and OCI, the increased crackdown on tax inversions in the U.S. made the deal untenable. OCI’s European domicile further pressured the stock in the last week of the

Small-Cap Fund	Longleaf Partners Funds ■ 13

Small-Cap Fund Management Discussion

quarter, even though the Brexit vote should not impact fertilizer demand and could create some currency translation benefits to OCI. Positively, nitrogen fertilizer demand increased globally, helping to deplete excess supply. OCI’s plants have an advantage by being located near low-cost natural gas, a primary feedstock in fertilizer. Our investment case incorporates demand for nitrogen fertilizer continuing to grow at a couple of percent annually and supply tightening, and beyond 2016, no major additional plant capacity will be added for at least five years. Despite the current decline in nitrogen fertilizer prices, the company is generating significant free cash flow. CEO Nassef Sawiris and his team are working to grow value per share and are exhibiting a disciplined approach to monetizing assets at prices that reflect longer term intrinsic values.

Portfolio Changes

With ample cash, especially following the sale of DreamWorks and trimming two other strong performers, we bought two new companies and added to OCI. Liberty Media Corporation owns interests in a broad range of media businesses. Most important is the company’s 34% ownership of Live Nation Entertainment, Inc., the leading ticketing and live entertainment company in the world. Liberty Media’s other minority investments include Time Warner Cable and Viacom shares and an interest in the Liberty Braves Group. We purchased the shares after the company’s predecessor effectively split itself into three tracking stocks, and “new” Liberty Media emerged at a discount.

We also bought SEACOR Holdings. The company’s three primary operating segments include Offshore Marine Services, which transports people and supplies to and from offshore drilling rigs; Inland River Services, which operates barges, towboats, machine shops and dry docks on U.S. rivers; and Shipping Services, which operates tankers and harbor tugs. The company also owns various interests, both controlling and non-controlling, in businesses ranging from corn processing to emergency preparedness services. SEACOR sells at a large discount to our appraisal following the decline in energy and agricultural prices which have negatively impacted utilization rates and revenues.

Outlook

The Small-Cap Fund sells for an attractive price-to-value ratio in the low-70s%. We own companies whose leaders are building long-term value and pursuing ways to drive prices closer to intrinsic worth. While cash has risen to 25% following our sale of DreamWorks, we believe we will find new qualifiers, whether through choppy markets or company-specific opportunities. Over the long run, we and our fellow shareholders have been rewarded for patiently adhering to our investment discipline, and we believe our distinct, advantaged approach will continue to deliver strong results.

14 ■ Semi-Annual Report 2016	Small-Cap Fund

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception February 21, 1989

Average Annual Returns for the Periods Ended June 30, 2016

	Since Inception 2/21/89	25 Year	20 Year	15 Year	Ten Year	Five Year	One Year	YTD	2Q
Small-Cap Fund	10.94%	11.97%	11.55%	9.95%	9.02%	10.82%	-1.10%	10.15%	5.32%
Russell 2000 Index	9.13	9.52	7.61	6.96	6.20	8.35	-6.73	2.22	3.79

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with less financial resources than those of larger companies.

As reported in the Prospectus dated May 1, 2016, the total expense ratio for the Small-Cap Fund is 0.91%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.50% of average annual net assets.

Small-Cap Fund	Longleaf Partners Funds ■ 15

Portfolio Summary	(Unaudited)

Portfolio Holdings at June 30, 2016

		Net Assets

Investments		75.4%
Level 3 Communications, Inc.	8.3
ViaSat, Inc.	6.2
Wynn Resorts, Limited	5.7
Graham Holdings Company	5.3
CONSOL Energy Inc.	5.1
Scripps Networks Interactive, Inc.	4.5
Liberty Media Corporation	4.4
Rayonier Inc.	4.4
Hopewell Holdings Limited	4.3
OCI N.V.	4.1
Tribune Media Company	4.1
Vail Resorts, Inc.	3.7
Actuant Corporation	3.6
Deltic Timber Corporation	3.0
Chemtura Corporation	2.8
Everest Re Group, Ltd.	2.3
Neiman Marcus Group LTD LLC (Bonds)	2.1
Triangle USA Petroleum Corporation (Bond)	1.3
SEACOR Holdings Inc.	0.2

Cash Reserves Net of Other Assets and Liabilities		24.6
		100.0%

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2016 through

June 30, 2016

New Holdings	Quarter
Liberty Media Corporation	2Q
SEACOR Holdings Inc.	2Q
Eliminations
DreamWorks Animation SKG, Inc.	2Q
Orascom Construction Limited	1Q
Wynn Macau, Limited	1Q

See Notes to Financial Statements

16 ■ Semi-Annual Report 2016	Small-Cap Fund

Portfolio of Investments	(Unaudited)

Common Stocks

	Shares	Market Value	% of Net Assets
Chemicals
Chemtura Corporation*(b)	4,248,730	$112,081,497	2.8%
OCI N.V.*(b) (Netherlands)	12,076,962	163,604,973	4.1
		275,686,470	6.9
Communications Equipment
ViaSat, Inc.*(b)	3,436,313	245,352,748	6.2
Diversified Consumer Services
Graham Holdings Company — Class B(b)	428,000	209,523,120	5.3
Diversified Telecommunication Services
Level 3 Communications, Inc.*	6,415,176	330,317,412	8.3
Energy Equipment & Services
SEACOR Holdings Inc.*	127,110	7,366,025	0.2
Hotels, Restaurants & Leisure
Vail Resorts, Inc.	1,073,700	148,417,551	3.7
Wynn Resorts, Limited	2,504,593	227,016,310	5.7
		375,433,861	9.4
Industrial Conglomerates
Hopewell Holdings Limited(b) (Hong Kong)	53,463,500	169,993,718	4.3
Insurance
Everest Re Group, Ltd. (Bermuda)	502,640	91,817,249	2.3
Machinery
Actuant Corporation(b)	6,333,926	143,210,067	3.6
Media
Liberty Media Corporation — Class A*	1,124,694	21,526,643	0.5
Liberty Media Corporation — Class C*	8,191,953	155,401,348	3.9
Scripps Networks Interactive, Inc. — Class A	2,856,200	177,855,574	4.5
Tribune Media Company — Class A	4,104,521	160,815,133	4.1
		515,598,698	13.0
Oil, Gas & Consumable Fuels
CONSOL Energy Inc.(b)	12,494,200	201,031,678	5.1
Paper & Forest Products
Deltic Timber Corporation(b)	1,808,158	121,381,647	3.0
Real Estate Investment Trusts (REITs)
Rayonier Inc.(b)	6,663,700	174,855,488	4.4
Total Common Stocks (Cost $2,584,623,292)		2,861,568,181	72.0

See Notes to Financial Statements

Small-Cap Fund	Longleaf Partners Funds ■ 17

continued

Corporate Bonds

	Principal Amount	Market Value	% of Net Assets
Multiline Retail
Neiman Marcus Group LTD LLC
8.00% 144A Senior Notes due 10/15/21(c)(d)	79,102,000	$64,863,640	1.6%
Neiman Marcus Group LTD LLC
8.75% 144A Senior Notes due 10/15/21(c)	23,236,000	17,775,540	0.5
Oil, Gas & Consumable Fuels
Triangle USA Petroleum Corporation 6.75% 144A Senior Notes due 7/15/22*	223,260,000	52,466,100	1.3
Total Corporate Bonds (Cost $169,063,293)		135,105,280	3.4

Options Purchased

	Currency Units
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike Price $7.77 (Cost $3,580,175)	189,210,080	889,287	—

Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.03%, dated 6/30/16, due 7/1/16, Repurchase price $141,187,118 (Collateral: $144,015,263 U.S. Treasury Bonds, 1.38% – 4.38% due 11/15/39 to 5/15/45, Par 116,255,000)	141,187,000	141,187,000	3.6
U.S. Treasury Bill, 0.27% due 9/15/16	300,000,000	299,875,800	7.5
U.S. Treasury Bill, 0.27% due 9/22/16	325,000,000	324,822,550	8.2
U.S. Treasury Bill, 0.28% due 8/18/16	300,000,000	299,882,000	7.5
Total Short-Term Obligations (Cost $1,065,719,594)		1,065,767,350	26.8
Total Investments (Cost $3,822,986,354)(a)		4,063,330,098	102.2
Other Assets and Liabilities, Net		(88,692,857)	(2.2)
Net Assets		$3,974,637,241	100.0%
Net asset value per share		$29.72

*	Non-income producing security.
(a)	Aggregate cost for federal income tax purposes is $3,832,341,356. Net unrealized depreciation of $230,988,742 consists of unrealized appreciation and depreciation of $602,213,766 and $(371,225,024), respectively.
(b)	Affiliated issuer during the period. See Note 5.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

NOTE: Companies headquartered outside the U.S. represent 10.7% of net assets.

See Notes to Financial Statements

International Fund	Longleaf Partners Funds ■ 19

International Fund Management Discussion

Longleaf Partners International Fund outperformed the MSCI EAFE Index in the first half of 2016, with a 0.00% return compared to the index’s loss of -4.42%. In the recent quarter, the Fund fell -2.76% while the index lost -1.46%.

Over the last three months, we saw various benefits of Southeastern’s distinct approach — intelligent, concentrated, engaged, long-term, partnership investing. Among our largest positive contributors, including adidas, Great Eagle, BR Properties, and SoftBank, returns were enhanced by the productive activity of our management partners with whom we have engaged constructively over time. While the cancellation of acquisitions at OCI and CK Hutchison weighed on those stocks, our heavily-aligned management partners pursued the interests of shareholders.

Intelligent, long-term investing also was relevant in the fearful environment that developed following the Brexit vote. In the short-term aftermath, a strengthened dollar detracted from our performance as local returns of our European-domiciled companies held up better than U.S. dollar based returns. Our businesses have small direct exposure to the United Kingdom, but we saw knock on effects from the decision in stocks with ties to weaker European Union countries such as Italy and Spain. Given our time horizon and valuation discipline, we view the U.K. and EU uncertainty as prospective opportunity for both our companies and our portfolio. The strength of our businesses with European exposure should help them weather the eventual changes from Brexit, and our management partners have the skills, incentives, and balance sheets to take advantage of the upheaval. We were prepared with a target list of companies in the unexpected event that Brexit passed, but in the end, few of the quality businesses we targeted became discounted enough. We did initiate one new investment, however, and our target list still could become amply discounted as countries determine how to move forward.

To us intelligent investing is also about holding cash in the absence of qualifying long-term investments. Our cash position benefitted the Fund’s relative results, as did our disciplined focus on business strength, which generally keeps us out of financial institutions. The Financials sector was the index’s biggest detractor with the heavily weighted banks suffering, whereas it was the Fund’s largest positive sector because our holdings classified as such consist of less risky holding companies and real estate firms.

In addition to our one new purchase, we added to two of our more discounted stocks, sold three investments, and trimmed several stocks whose prices and portfolio weights had grown.

Contributors/Detractors

(2Q portfolio return; 2Q Fund contribution)

adidas (+23%;+1.2%), the German-based global sportswear and equipment brand, remained the Fund’s largest contributor as the company reported stronger-than-expected results. Overall revenues rose 22%, operating profits gained 35%, and net income was up 38%. Earnings per share (EPS) grew 50%, helped by buyback activity during the quarter. The company increased its 2016 organic revenue growth outlook to 15% from the previous 10-12% range. During the quarter the company announced it was actively seeking a buyer for its golf segment, including the TaylorMade, Ashworth, and Adams brands. Additionally, two highly qualified investors, one of whom we proposed, joined the company’s board.

Also a positive contributor for the quarter was Great Eagle (+20%; +1.0%), a Hong Kong real estate company that invests in and manages high quality office, retail, residential and hotel properties around the world. In addition to an over 60% stake in publicly listed Champion REIT, Great Eagle also owns hotels branded under the Langham name, the Eaton hotels in Hong Kong and Shanghai, and Chelsea Hotel in Toronto, and trades at a significant discount to intrinsic value. With a strong net cash position, the company announced a

2 Hong Kong Dollar per share special dividend which, combined with the regular dividend, equated to an almost 10% dividend yield. In June, the company announced the sale of its 28 story office building in San Francisco at a 3% net operating income (NOI) cap rate. Our partners, the Lo family, own 60% of the company and bought more stock during the quarter.

20 ■ Semi-Annual Report 2016	International Fund

International Fund Management Discussion

Over the long run, we and our fellow shareholders have been rewarded for adhering to our investment discipline

Ending the quarter as the Fund’s largest detractor was Melco International (-33%; -2.7%), the Macau casino and hotel operator. Although the company’s 60% owned $3.2 billion Studio City project (relative to Melco’s market cap of $9 billion) opened in late 2015 and is now generating positive cash flow, construction activity near the property has adversely affected customer traffic flow in the short term. As the construction ends later this year, we anticipate that Studio City’s location and non-gaming attractions will draw more highly profitable mass visitors. Shuttle service to Studio City from other Macau casinos began in June and should boost revenue. In May, Melco Crown Entertainment, the joint venture that owns Melco International’s Macau properties, purchased $800 million of its shares from James Packer at a steep discount, increasing Melco International’s ownership of Melco Crown to 38% and placing Melco International CEO Lawrence Ho firmly in control of the Macau properties. The stock market value of Melco International’s stake in Melco Crown is worth more than 150% of Melco International’s market cap. Ho again increased his personal stake in Melco International.

OCI (-31%; -1.4%), a global fertilizer and chemical producer, also detracted from second quarter results. The two main pressures over the last three months were weakness in urea commodity prices (a key nitrogen fertilizer) and uncertainty around the CF Industries merger. Despite attractive strategic rationale for the combination of CF and OCI, the increased crackdown on tax inversions in the U.S. made the deal untenable. OCI’s European domicile further pressured the stock in the last week of the quarter, even though the Brexit vote should not impact fertilizer demand and could create some currency translation benefits to OCI. Globally, nitrogen fertilizer demand increased, helping to deplete excess supply. OCI’s plants have an advantage by being located near low-cost natural gas, a primary feedstock in fertilizer. Our investment case incorporates demand for nitrogen fertilizer continuing to grow at a couple of percent annually and supply tightening. Beyond 2016, no major additional plant capacity will be added for at least five years. Despite the current decline in nitrogen fertilizer prices, the company is generating significant free cash flow. CEO Nassef Sawiris and his team are working to grow value per share and are exhibiting a disciplined approach to monetizing assets at prices that reflect longer term intrinsic values.

Among other noted detractors for the quarter was CK Hutchison (-14%; -1.1%), a global conglomerate comprised of five core businesses (retail, telecommunications, infrastructure, ports, and energy). CK Hutchison’s plan for its Three mobile phone network to acquire U.K. telecom company O2 was denied by the European regulator. While CK Hutchison is Hong Kong-based, the stock also fell with the Brexit vote because of fears of the impact on its European and U.K. operations, which generated over half of its pre-tax earnings last year. However, Chairman Li Ka-shing and his son, Victor, have demonstrated a compelling long-term record of building businesses, compounding net asset value at double-digit rates, and buying and selling assets at attractive prices, and their history includes intelligent capital allocation during previous market dislocations. We are confident our management partners will continue to grow and unlock value.

Portfolio Changes

We sold BR Properties, Brazil’s largest commercial office real estate landlord, following the stock’s rise after GP Investments raised its bid for the company. In spite of high quality properties and a solid partner in Claudio Bruni, the highly challenged Brazilian environment and concurrent currency depreciation resulted in a dollar loss over our full holding period. We also sold Mineral Resources, the Australian-based mining services company, on the strength of a surprisingly strong upward move in iron ore prices. Although the company’s iron ore crushing revenues are driven primarily by the volume of the ore crushed rather than the price of the commodity, the stock’s high correlation with iron ore price hurt our results over the time we owned the stock. Following price gains during the year, we trimmed adidas, K. Wah, and EXOR to manage our position weights.

In the last week of the quarter as reaction to the Brexit vote pushed down stocks, we initiated a position in Applus+, a global Testing, Inspection and Certification company headquartered in Spain.

International Fund	Longleaf Partners Funds ■ 21

International Fund Management Discussion

Applus+ operates a network of unique assets across more than 350 offices and laboratories in more than 70 countries. Applus+ has a strong business franchise with considerable growth potential across a wide range of sectors including Automotive, Industry, Power, and Oil & Gas. The executive team has operated the business well within a challenging overall environment since the 2014 IPO. Applus+ now has a stable, long-term shareholding structure which will enable the company to act strategically within the industry and invest for long term value creation.

Outlook

The International Fund sells for an attractive price-to-value ratio in the low-60s%. We own companies whose leaders are building long-term value and pursuing ways to drive prices closer to intrinsic worth. While cash stands at 17%, we believe we will continue to find new qualifiers. Our wish list includes companies with strong underlying businesses that may become overly discounted as the futures of the EU and Great Britain get sorted out, questions continue about China’s growth prospects, and Japan struggles with its economy and currency. Over the long run, we and our fellow shareholders have been rewarded for adhering to our investment discipline, and we believe our distinct, advantaged approach will continue to deliver strong results, especially from this point in a world of uncertainty.

22 ■ Semi-Annual Report 2016	International Fund

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception October 26, 1998

Average Annual Returns for the Periods Ended June 30, 2016

	Since Inception 10/26/98	15 Year	Ten Year	Five Year	One Year	YTD	2Q
International Fund	6.56%	3.00%	0.68%	-1.29%	-10.32%	0.00%	-2.76%
MSCI EAFE Index	3.75	4.32	1.58	1.68	-10.17	-4.42	-1.46

The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

As reported in the Prospectus dated May 1, 2016, the total expense ratio for the International Fund is 1.28%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.75% of average annual net assets.

International Fund	Longleaf Partners Funds ■ 23

Portfolio Summary	(Unaudited)

Portfolio Holdings at June 30, 2016

			Net Assets

Investments			83.2%
EXOR S.p.A.	8.5
CK Hutchison Holdings Limited	7.0
LafargeHolcim Ltd	6.5
Great Eagle Holdings Limited	5.9
Melco International Development Limited	5.8
K. Wah International Holdings Limited	5.6
SoftBank Group Corp.	5.3
Sika AG	5.1
Cheung Kong Property Holdings Limited	4.9
Cemex S.A.B. de C.V. (Bond)	4.8
Koninklijke Philips N.V.	4.5
OCI N.V.	4.5
Baidu, Inc. ADR	4.4
adidas AG	4.3
Genting Singapore PLC	2.3
C&C Group plc	2.1
Genting Berhad (Warrants)	1.3	*
Applus Services, S.A.	1.1
MLog S.A.	0.6
Vivendi S.A. (Swap)	(1.3	)*

Cash Reserves Net of Other Assets and Liabilities			16.8*
			100.0%

*Weightings adjusted for sale of warrants and close of swap and purchase of underlying stock:

Genting Berhad	6.8%
Vivendi S.A.	4.6
Cash Reserves Net of Other Assets and Liabilities	5.4

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2016 through

June 30,2016

New Holdings	Quarter
Applus Services, S.A.	2Q
CF Industries Holdings, Inc.	1Q
Eliminations
ALS Limited	1Q
BR Properties S.A.	2Q
CF Industries Holdings, Inc.	2Q
Mineral Resources Limited	2Q
Orascom Construction Limited	1Q
Rolls-Royce Holdings plc	1Q

See Notes to Financial Statements

24 ■ Semi-Annual Report 2016	International Fund

Portfolio of Investments	(Unaudited)

Common Stocks

	Shares	Market Value	% of Net Assets
Beverages
C&C Group plc (Ireland)	5,165,191	$20,258,371	2.1%
Chemicals
OCI N.V.* (Netherlands)	3,225,110	43,690,130	4.5
Sika AG (Switzerland)	11,840	49,645,839	5.1
		93,335,969	9.6
Construction Materials
LafargeHolcim Ltd* (Switzerland)	1,535,332	63,021,313	6.5
Diversified Financial Services
EXOR S.p.A. (Italy)	2,228,187	82,255,065	8.5
Hotels, Restaurants & Leisure
Genting Singapore PLC (Singapore)	41,464,100	22,492,466	2.3
Melco International Development Limited (Hong Kong)	59,668,700	55,969,181	5.8
		78,461,647	8.1
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	6,122,000	67,344,827	7.0
Koninklijke Philips N.V. (Netherlands)	1,772,755	44,028,819	4.5
		111,373,646	11.5
Internet Software & Services
Baidu, Inc. ADR* (China)	260,015	42,941,477	4.4
Metals & Mining
MLog S.A.*(b) (Brazil)	108,226	6,107,527	0.6
Professional Services
Applus Services, S.A. (Spain)	1,072,066	10,495,871	1.1
Real Estate Management & Development
Cheung Kong Property Holdings Limited (Hong Kong)	7,560,000	47,632,932	4.9
Great Eagle Holdings Limited (Hong Kong)	14,397,904	57,458,028	5.9
K. Wah International Holdings Limited(c) (Hong Kong)	108,350,762	53,939,618	5.6
		159,030,578	16.4
Textiles, Apparel & Luxury Goods
adidas AG (Germany)	288,580	41,425,621	4.3
Wireless Telecommunication Services
SoftBank Group Corp.(d) (Japan)	914,500	51,716,872	5.3
Total Common Stocks (Cost $805,026,344)		760,423,957	78.4
Warrants
Hotels, Restaurants & Leisure
Genting Berhad Warrants 12/18/18* (Malaysia) (Cost $26,851,683)	32,370,750	12,365,361	1.3

See Notes to Financial Statements

International Fund	Longleaf Partners Funds ■ 25

continued

Corporate Bonds

	Principal Amount	Market Value	% of Net Assets
Construction Materials
Cemex S.A.B. de C.V. Convertible Subordinated Notes 3.72% due 3/15/20 (Mexico) (Cost $49,563,834)	49,968,000	$46,813,770	4.8%
Options Purchased

	Currency Units
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike price $7.77 (Hong Kong) (Cost $3,915,343)	207,323,218	974,419	0.1
Short-Term Obligations

	Principal Amount
Repurchase Agreement with State Street Bank, 0.03%, dated 6/30/16, due 7/1/16, Repurchase price $59,584,050 (Collateral: $60,780,100 U.S. Treasury Notes and Bonds, 2.13% – 3.75% due 11/15/25 to 11/15/45, Par 55,550,000)	59,584,000	59,584,000	6.2
United States Treasury Bill, 0.19% due 7/7/16	25,000,000	24,999,208	2.6
United States Treasury Bill, 0.27% due 9/22/16	75,000,000	74,959,050	7.7
Total Short-Term Obligations (Cost $159,539,115)		159,542,258	16.5
Total Investments (Cost $1,044,896,319)(a)		980,119,765	101.1
Swap Contract(e)		(12,261,329)	(1.3)
Forward Currency Contracts(e)		1,471,230	0.2
Other Assets and Liabilities, Net		252,723	0.0
Net Assets		$969,582,389	100.0%
Net asset value per share		$12.35

*	Non-income producing security.
(a)	Aggregate cost for federal income tax purposes is $1,047,005,009. Net unrealized depreciation of $(66,885,244) consists of unrealized appreciation and depreciation of $105,371,201 and $(172,256,445), respectively.
(b)	These shares were acquired directly from the issuer in a private placement. They are considered restricted securities within the meaning of Rule 144 promulgated under the Securities Act of 1933. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Notes 2 and 7).
(c)	Affiliated issuer during the period. See Note 5.
(d)	A portion designated as collateral for swap contract. See Note 8.
(e)	See Note 8 for detail.

See Notes to Financial Statements

26 ■ Semi-Annual Report 2016	International Fund

Portfolio of Investments

Country Weightings

	Investments & Derivative Contracts	Net Assets
Hong Kong	35.0%	29.2%
Switzerland	13.9	11.6
Netherlands	10.9	9.0
Italy	10.2	8.5
Japan	6.4	5.3
Mexico	5.8	4.8
China	5.3	4.4
Germany	5.1	4.3
Singapore	2.8	2.3
Ireland	2.5	2.1
Malaysia	1.5	1.3
Spain	1.3	1.1
Brazil	0.8	0.6
France	(1.5)	(1.3)
	100.0%	83.2
All other, net		16.8
		100.0%

Regional Weightings

Region	Net Assets

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds ■ 27

Global Fund Management Discussion

Longleaf Partners Global Fund outperformed the MSCI World Index in the first half of 2016, up 0.70% compared to 0.66% for the index. In the recent quarter, the Fund fell -0.59% while the index added 1.01%.

Over the last three months, we saw various benefits of Southeastern’s distinct approach — intelligent, concentrated, engaged, long-term, partnership investing. Our management partners with whom we have engaged constructively over time helped drive long-term value growth. Both Chesapeake Energy and CONSOL Energy benefitted from managements monetizing assets and succeeding in reaffirming credit lines. adidas announced plans to sell its golf business, and two highly qualified business leaders, one of whom we proposed, joined the company’s board. SoftBank monetized several assets to fund buybacks of its discounted stock. Philips split out the lighting segment via a partial initial public offering (IPO). FedEx purchased TNT to efficiently expand its European ground business. LafargeHolcim solicited bids to sell its Indian assets. Even where planned acquisitions at OCI and CK Hutchison were cancelled, our heavily aligned management partners pursued the interests of shareholders.

Some of this work helped push stocks higher, particularly at Chesapeake, adidas, SoftBank, and CONSOL. Much of our partners’ work, however, remained unrewarded by the market, and the cancelled transactions at OCI and CK Hutchison led to those two stocks being among our larger performance detractors. Our relative results were penalized by two of the index’s leading sectors, healthcare and consumer staples, where there are many quality businesses but, in our opinion, none that are underpriced.

Intelligent, long-term investing also was relevant in the fearful environment that developed following the Brexit vote. In the short-term aftermath, a strengthened dollar detracted from our performance as local returns of our European-domiciled companies held up better than U.S. dollar based returns. Our businesses have small direct exposure to the United Kingdom, but we saw knock on effects from the decision in stocks with ties to weaker European Union countries such as

Italy and Spain. Given our time horizon and valuation discipline, we view the U.K. and EU uncertainty as prospective opportunity for both our companies and our portfolio. The strength of our businesses with European exposure should help them weather the eventual changes from Brexit, and our management partners have the skills, incentives, and balance sheets to take advantage of the upheaval. We were prepared with a target list of companies in the unexpected event that Brexit passed, but in the end, few of the quality businesses we targeted became discounted enough.

The portfolio had few changes in the quarter. The Fund’s geographic weights still reflect our bottom-up view that the U.S. market remains fully valued. While our on-deck list is more robust outside of the U.S., businesses that meet our discount criteria are few and far between. As a result, we continue to have 12% in cash.

Contributors/Detractors

(2Q portfolio return; 2Q Fund contribution)

As noted above, Chesapeake (+59%; +3.2%), one of the largest U.S. producers of natural gas, oil, and natural gas liquids, was the Fund’s largest contributor during the quarter. Earlier in the year, we swapped our equity for preferred stock and also added to our Chesapeake position via very discounted bonds and convertible bonds. This repositioning paid off in the quarter; the bonds appreciated more quickly than the stock as the company continued to lower its overall debt through purchases below par and debt for equity swaps. Additionally, in April, Chesapeake had its $4 billion revolving credit facility reaffirmed (90%+ untapped), with the next scheduled redetermination pushed out until June 2017. The company increased liquidity with the sale of about half of its mid-continent STACK (Sooner Trend Anadarko basin Canadian and Kingfisher counties) acreage to Newfield at a fair price of over $400 million. In total, net debt has declined by over 10% or $1 billion in 2016. Management projects additional asset sales this year and continues to renegotiate pipeline commitments toward better rates. The company has put on hedges that help mitigate its downside. We remain confident that CEO Doug Lawler and Chesapeake’s board will successfully navigate the company through this

28 ■ Semi-Annual Report 2016	Global Fund

Global Fund Management Discussion

We believe our distinct, advantaged approach will deliver strong results, especially from this point in the world of uncertainty particularly challenging commodity price environment.

adidas (+22%;+1.2%), the German-based global sportswear and equipment brand, continued to add to the Fund’s return as the company reported stronger-than-expected results. Overall revenues rose 22%, operating profits gained 35%, and net income was up 38%. Earnings per share (EPS) grew 50%, helped by buyback activity during the quarter. The company increased its 2016 organic revenue growth outlook to 15% from the previous 10-12% range. During the quarter the company announced it was actively seeking a buyer for its golf segment, including the TaylorMade, Ashworth, and Adams brands. Additionally, two highly qualified investors, one of whom we proposed, joined the company’s board.

SoftBank (+18%; +0.7%), the Tokyo based company that owns Japan’s third largest mobile network, significant stakes in Alibaba, Sprint, and Yahoo! Japan, plus a portfolio of internet investments, also contributed to results. The company announced plans to sell some of its Alibaba shares and exit its GungHo ownership as well as its stake in mobile game company Supercell, generating almost $20 billion to repurchase discounted SoftBank shares. CEO Masayoshi Son, the founder and largest individual shareholder of SoftBank, announced late in the quarter his intention to remain CEO for the next 10 years. This decision prompted Nikesh Arora, his intended successor, to resign.

Ending the quarter as the Fund’s largest detractor was Melco International (-33%; -2.0%), the Macau casino and hotel operator. Although the company’s 60% owned $3.2 billion Studio City project (relative to Melco’s market cap of $9 billion) opened in late 2015 and is generating positive cash flow, construction activity near the property has adversely affected customer traffic flow in the short-term. As the construction ends later this year, we anticipate that Studio City’s location and non-gaming attractions will draw more highly profitable mass visitors. Shuttle service to Studio City from other Macau casinos began in June and should boost revenue. In May, Melco Crown Entertainment, the joint venture that owns Melco International’s

Macau properties, purchased $800 million of its shares from James Packer at a steep discount, increasing Melco International’s ownership of Melco Crown to 38% and placing Melco International CEO Lawrence Ho firmly in control of the Macau properties. The stock market value of Melco International’s stake in Melco Crown is worth more than 150% of Melco International’s market cap. Ho again increased his personal stake in Melco International.

OCI (-31%; -1.4%), a global fertilizer and chemical producer, also detracted from second quarter results. The two main pressures over the last three months were weakness in urea commodity prices (a key nitrogen fertilizer) and uncertainty around the CF Industries merger. Despite attractive strategic rationale for the combination of CF and OCI, the increased crackdown on tax inversions in the U.S. made the deal untenable. OCI’s European domicile further pressured the stock in the last week of the quarter, even though the Brexit vote should not impact fertilizer demand and could create some currency translation benefits to OCI. Globally, nitrogen fertilizer demand increased, helping to deplete excess supply. OCI’s plants have an advantage by being located near low-cost natural gas, a primary feedstock in fertilizer. Our investment case incorporates demand for nitrogen fertilizer continuing to grow at a couple of percent annually and supply tightening. Beyond 2016, no major additional plant capacity will be added for at least five years. Despite the current decline in nitrogen fertilizer prices, the company is generating significant free cash flow. CEO Nassef Sawiris and his team are working to grow value per share and are exhibiting a disciplined approach to monetizing assets at prices that reflect longer term intrinsic values.

Among other noted detractors for the quarter was CK Hutchison (-14%; -0.8%), a global conglomerate comprised of five core businesses (retail, telecommunications, infrastructure, ports, and energy). CK Hutchison’s plan for its Three mobile phone network to acquire U.K. telecom company O2 was denied by the European regulator. While CK Hutchison is Hong Kong-based, the stock also fell with the Brexit vote due to fears of the impact on its European and U.K. operations, which

Global Fund	Longleaf Partners Funds ■ 29

Global Fund Management Discussion

generated over half of its pre-tax earnings last year. However, Chairman Li Ka-shing and his son, Victor, have demonstrated a compelling long-term record of building businesses, compounding net asset value at double-digit rates, and buying and selling assets at attractive prices, and their history includes intelligent capital allocation during previous market dislocations. We are confident our management partners will continue to grow and unlock value.

Portfolio Changes

In the quarter, we trimmed overweighted adidas, Wynn Resorts, and Hopewell and added to EXOR and SoftBank.

Outlook

The Global Fund sells for an attractive price-to-value ratio in the low-60s%. We own companies whose leaders are building long-term value and pursuing ways to drive prices closer to intrinsic worth. Cash stands at 12%. Our wish list includes companies with strong underlying businesses that may become overly discounted as the futures of the EU and Great Britain get sorted out, questions continue about China’s growth prospects, and Japan struggles with its economy and currency. We believe our distinct, advantaged approach will deliver strong results, especially from this point in the world of uncertainty.

30 ■ Semi-Annual Report 2016	Global Fund

Performance History	(Unaudited)

Comparison of Change in Value of $10,000 Investment

Since Inception December 27, 2012

Average Annual Returns for the Periods Ended June 30, 2016

	Since Inception 12/27/12	One Year	YTD	2Q
Global Fund	1.36%	-9.41%	0.70%	-0.59%
MSCI World Index	8.45	-2.78	0.66	1.01

The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting longleafpartners.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.

As reported in the Prospectus dated May 1, 2016, the total expense ratio for the Global Fund is 1.54%. The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.65% of average annual net assets. Effective May 1, 2016, Southeastern agreed to voluntarily reduce the expense limit to 1.20%. This voluntary fee waiver for the Global Fund may be discontinued at any time.

Global Fund	Longleaf Partners Funds ■ 31

Portfolio Summary

Portfolio Holdings at June 30, 2016
			Net Assets

Investments			87.8%
Chesapeake Energy Corporation (Preferreds and Bonds)	7.9
Level 3 Communications, Inc.	6.5
Wynn Resorts, Limited	6.1
FedEx Corporation	5.4
SoftBank Group Corp.	5.3
LafargeHolcim Ltd	5.0
United Technologies Corporation	4.8
CK Hutchison Holdings Limited	4.8
EXOR S.p.A.	4.7
adidas AG	4.4
Melco International Development Limited	4.2
Cheung Kong Property Holdings Limited	4.0
K. Wah International Holdings Limited	3.7
Alphabet Inc.	3.6
Koninklijke Philips N.V.	3.5
OCI N.V.	3.4
CNH Industrial N.V.	2.7
Hopewell Holdings Limited	2.4
CONSOL Energy Inc.	2.1
Genting Berhad (Common & Warrants)	2.1	*
Genting Singapore PLC	1.2

Cash Reserves Net of Other Assets and Liabilities			12.2*
			100.0%

*Weightings adjusted for sale of warrants and purchase of underlying stock:

Genting Berhad	6.2%
Cash Reserves Net of Other Assets and Liabilities	8.1

Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.

Portfolio Changes

January 1, 2016 through

June 30, 2016

Eliminations	Quarter
National Oilwell Varco, Inc.	1Q

See Notes to Financial Statements

32 ■ Semi-Annual Report 2016	Global Fund

Portfolio of Investments	(Unaudited)

Common Stocks

	Shares	Market Value	% of Net Assets
Aerospace & Defense
United Technologies Corporation (United States)	86,922	$8,913,851	4.8%
Air Freight & Logistics
FedEx Corporation (United States)	66,061	10,026,739	5.4
Chemicals
OCI N.V.* (Netherlands)	465,968	6,312,406	3.4
Construction Materials
LafargeHolcim Ltd (French Exchange)* (Switzerland)	205,845	8,449,392	4.6
LafargeHolcim Ltd (Swiss Exchange)* (Switzerland)	19,600	820,016	0.4
		9,269,408	5.0
Diversified Financial Services
EXOR S.p.A. (Italy)	236,560	8,732,776	4.7
Diversified Telecommunication Services
Level 3 Communications, Inc.* (United States)	233,758	12,036,199	6.5
Hotels, Restaurants & Leisure
Genting Berhad (Malaysia)	993,349	2,023,353	1.1
Genting Singapore PLC (Singapore)	4,070,300	2,207,960	1.2
Melco International Development Limited (Hong Kong)	8,266,388	7,753,864	4.2
Wynn Resorts, Limited (United States)	124,609	11,294,560	6.1
		23,279,737	12.6
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	805,529	8,861,191	4.8
Hopewell Holdings Limited (Hong Kong)	1,391,500	4,424,444	2.4
Koninklijke Philips N.V. (Netherlands)	259,031	6,433,393	3.5
		19,719,028	10.7
Internet Software & Services
Alphabet Inc. — Class C*(b) (United States)	9,735	6,737,593	3.6
Machinery
CNH Industrial N.V. (Netherlands)	676,037	4,903,760	2.7
Oil, Gas & Consumable Fuels
CONSOL Energy Inc. (United States)	246,324	3,963,353	2.1
Real Estate Management & Development
Cheung Kong Property Holdings Limited (Hong Kong)	1,166,529	7,349,894	4.0
K. Wah International Holdings Limited (Hong Kong)	13,819,506	6,879,683	3.7
		14,229,577	7.7

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds ■ 33

continued

Common Stocks

	Shares	Market Value	% of Net Assets
Textiles, Apparel & Luxury Goods
adidas AG (Germany)	56,938	$8,173,442	4.4%
Wireless Telecommunication Services
SoftBank Group Corp. (Japan)	172,300	9,743,922	5.3
Total Common Stocks (Cost $156,613,020)		146,041,791	78.9

Preferred Stock
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation Convertible Preferred Stock 5.75% (United States)	17,600	4,918,329	2.7
Chesapeake Energy Corporation Convertible Preferred Stock -Series A 5.75% (United States)	16,900	4,512,300	2.4
Total Preferred Stocks (Cost $8,171,259)		9,430,629	5.1

Warrants
Hotels, Restaurants & Leisure
Genting Berhad Warrants 12/18/18* (Malaysia) (Cost $4,008,255)	4,626,762	1,767,385	1.0

Corporate Bonds

	Principal Amount
Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation 3.88% due 4/15/19 (United States)	4,000,000	3,030,000	1.6
Chesapeake Energy Corporation 6.50% due 8/15/17 (United States)	2,345,000	2,210,162	1.2
Total Corporate Bonds (Cost $2,742,386)		5,240,162	2.8

Options Purchased

	Currency Units
Currency
Hong Kong Dollar Put, 4/20/17, with BNP Paribas, Strike Price $7.77 (Hong Kong)	13,422,290	63,085	—
Total Options Purchased (Cost $257,895)		63,085	—

See Notes to Financial Statements

34 ■ Semi-Annual Report 2016	Global Fund

Portfolio of Investments

Short-Term Obligations

	Principal Amount	Market Value	% of Net Assets
Repurchase Agreement with State Street Bank, 0.03%, dated 6/30/16, due 7/1/16, Repurchase price $22,978,019 (Collateral: $23,437,688 U.S. Treasury Note, 2.25% due 11/15/25, Par 21,930,000) (Cost $22,978,000)	22,978,000	$22,978,000	12.4%

Total Investments (Cost $194,770,815)(a)		185,521,052	100.2
Other Assets and Liabilities, Net		(391,567)	(0.2)
Net Assets		$185,129,485	100.0%
Net asset value per share		$10.05

*	Non-income producing security.
(a)	Aggregate cost for federal income tax purposes is $196,048,295. Net unrealized depreciation of $(10,527,243) consists of unrealized appreciation and depreciation of $20,980,838 and $(31,508,081), respectively.
(b)	A portion designated as collateral for options. See Note 8.

See Notes to Financial Statements

Global Fund	Longleaf Partners Funds ■ 35

continued

Country Weightings
	Investments	Net Assets
United States	41.6%	36.4%
Hong Kong	21.7	19.1
Netherlands	10.9	9.6
Japan	6.0	5.3
Switzerland	5.7	5.0
Italy	5.4	4.7
Germany	5.0	4.4
Malaysia	2.3	2.1
Singapore	1.4	1.2
	100.0%	87.8
All other, net		12.2
		100.0%

Regional Weightings
	Region	Net Assets

See Notes to Financial Statements

36 ■ Semi-Annual Report 2016

Statements of Assets and Liabilities	at June 30, 2016 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets
Investments:
Affiliated securities, at market value (Cost $365,057,109, $1,722,214,685, $74,826,173, $0, respectively) (Note 2 and 5)	$185,626,179	$1,541,034,936	$53,939,618	$—
Other securities, at market value (Cost $2,596,763,724, $2,100,771,669, $970,070,146, $194,770,815, respectively) (Note 2)	3,174,380,103	2,522,295,162	926,180,147	185,521,052
Total Investments	3,360,006,282	4,063,330,098	980,119,765	185,521,052

Cash	754	681	717	320
Restricted cash (Note 8)	—	—	6,915,000	—
Receivable for:
Fund shares sold	201,401	784,554	1,253,953	4,716
Dividends and interest	3,111,698	2,705,142	2,412,856	360,694
Securities sold	18,259,082	—	—	—
Foreign tax reclaims	—	—	298,338	51,199
Unrealized gain on forward currency contracts (Note 8)	—	—	1,471,230	—
Other assets	191,917	160,024	101,564	24,162
Total Assets	3,381,771,134	4,066,980,499	992,573,423	185,962,143

Liabilities
Payable for:
Fund shares redeemed	6,961,078	80,286,460	1,125,558	615,108
Securities purchased	2,890,231	8,977,218	8,538,885	—
Investment counsel fee (Note 3)	2,213,608	2,581,602	883,299	144,951
Administration fee (Note 3)	284,219	333,285	80,133	15,409
Unrealized loss on swap contracts (Note 8)	—	—	12,261,329	—
Other accrued expenses	308,311	164,693	101,830	57,190
Total Liabilities	12,657,447	92,343,258	22,991,034	832,658
	$3,369,113,687	$3,974,637,241	$969,582,389	$185,129,485

Net Assets
Net assets consist of:
Paid-in capital	$3,243,758,347	$3,286,784,167	$1,158,156,272	$212,727,211
Undistributed net investment income (loss)	28,432,597	9,579,286	11,317,308	1,165,797
Accumulated net realized gain (loss) on investments and foreign currency	(301,262,706)	437,930,044	(124,322,809)	(19,511,742)
Net unrealized appreciation (depreciation) on investments and foreign currency	398,185,449	240,343,744	(75,568,382)	(9,251,781)
Net Assets	$3,369,113,687	$3,974,637,241	$969,582,389	$185,129,485
Net asset value per share	$22.85	$29.72	$12.35	$10.05
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	147,462,458	133,722,311	78,522,290	18,428,491

See Notes to Financial Statements

Longleaf Partners Funds ■ 37

Statements of Operations	For the Six Months Ended June 30, 2016 (Unaudited)

	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $0, $0, $439,892, $43,502, respectively)	$35,473,454	$8,132,820	$15,037,410	$1,983,520
Dividends from affiliates (no foreign tax withheld) (Note 5)	122,635	8,641,404	1,710,574	—
Interest from non-affiliates	8,766,980	10,334,614	1,113,352	443,549
Total Investment Income	44,363,069	27,108,838	17,861,336	2,427,069

Expenses:
Investment counsel fee (Note 3)	13,285,151	14,885,916	5,424,792	986,464
Administration fee (Note 3)	1,705,051	1,918,486	492,752	87,686
Transfer agent fees and expenses	737,688	306,315	211,337	20,532
Prospectus and shareholder reports	111,370	90,382	21,875	7,134
Trustees’ fees and expenses	151,864	151,864	151,864	151,864
Custodian fees and expenses	90,704	30,210	89,489	17,509
Professional fees	47,555	47,555	52,678	47,555
Registration fees	25,360	21,383	21,383	15,674
Other	110,337	77,441	30,025	8,518
Total Expenses	16,265,080	17,529,552	6,496,195	1,342,936
Expense reimbursement (Note 3)	—	—	—	(81,664)
Net expenses after reimbursement	16,265,080	17,529,552	6,496,195	1,261,272
Net Investment Income	28,097,989	9,579,286	11,365,141	1,165,797

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss):
Non-affiliated securities	(136,734,763)	144,551,313	(21,536,584)	289,867
Affiliated securities (Note 5)	(13,799,575)	256,429,840	(65,348,655)	—
Options written (Note 8)	(152,226,307)	14,048,382	—	(3,703,630)
Options purchased (Note 8)	(65,799,919)	48,300,672	—	(1,389,131)
Foreign currency transactions	(13,168)	4,704	(83,434)	(2,151)
Net Realized Gain (Loss)	(368,573,732)	463,334,911	(86,968,673)	(4,805,045)

Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	272,466,071	89,743,304	(93,961,175)	4,285,604
Affiliated securities (Note 5)	113,339,452	(162,204,645)	162,612,495	—
Options written (Note 8)	105,201,461	(3,696,746)	—	2,712,478
Options purchased (Note 8)	61,055,395	(17,349,466)	(456,111)	1,325,942
Swap contracts (Note 8)	—	—	(3,512,174)	—
Forward currency contracts (Note 8)	—	—	1,471,230	—
Foreign currency transactions	—	—	6,456	831
Net Change in Unrealized Appreciation (Depreciation)	552,062,379	(93,507,553)	66,160,721	8,324,855
Net Realized and Unrealized Gain (Loss)	183,488,647	369,827,358	(20,807,952)	3,519,810
Net Increase (Decrease) in Net Assets Resulting from Operations	$211,586,636	$379,406,644	$(9,442,811)	$4,685,607

See Notes to Financial Statements

38 ■ Semi-Annual Report 2016

Statements of Changes in Net Assets

	Partners Fund		Small-Cap Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations:
Net investment income (loss)	$28,097,989	$53,750,431	$9,579,286	$(1,078,558)
Net realized gain (loss) from investments and foreign currency transactions	(368,573,732)	204,136,034	463,334,911	110,958,716
Net change in unrealized appreciation(depreciation) from investments and foreign currency transactions	552,062,379	(1,388,527,672)	(93,507,553)	(364,043,410)
Net increase (decrease) in net assets resulting from operations	211,586,636	(1,130,641,207)	379,406,644	(254,163,252)
Distributions to Shareholders:
From net investment income	—	(50,085,076)	—	—
From net realized gain on investments	—	(594,966,698)	—	(222,103,895)
Net decrease in net assets resulting from distributions	—	(645,051,774)	—	(222,103,895)
Capital Share Transactions:
Net proceeds from sale of shares	88,549,215	252,241,649	165,930,075	431,374,493
Reinvestment of shareholder distributions	—	600,948,964	—	209,296,128
Cost of shares redeemed	(555,605,438)	(3,000,522,798)	(380,342,705)	(738,641,878)
Net decrease in net assets from fund share transactions	(467,056,223)	(2,147,332,185)	(214,412,630)	(97,971,257)
Total increase (decrease) in net assets	(255,469,587)	(3,923,025,166)	164,994,014	(574,238,404)
Net Assets:
Beginning of period	3,624,583,274	7,547,608,440	3,809,643,227	4,383,881,631
End of period	$3,369,113,687	$3,624,583,274	$3,974,637,241	$3,809,643,227
Undistributed net investment income (loss)	$28,432,597	$334,608	$9,579,286	$—

Capital Share Transactions:
Issued	4,184,288	9,653,017	6,032,230	14,141,235
Reinvested	—	27,078,603	—	7,765,828
Redeemed	(25,681,320)	(109,376,969)	(13,502,225)	(24,821,131)
Net increase (decrease) in shares outstanding	(21,497,032)	(72,645,349)	(7,469,995)	(2,914,068)

See Notes to Financial Statements

Longleaf Partners Funds ■ 39

International Fund		Global Fund
Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

$11,365,141	$22,201,565	$1,165,797	$511,260
(86,968,673)	(19,518,237)	(4,805,045)	(13,563,170)
66,160,721	(105,776,474)	8,324,855	(12,564,310)
(9,442,811)	(103,093,146)	4,685,607	(25,616,220)

—	(20,069,333)	—	(402,723)
—	(12,849,739)	—	—
—	(32,919,072)	—	(402,723)

36,179,599	156,526,912	36,890,586	119,826,997
—	29,393,008	—	261,515
(174,137,388)	(392,533,061)	(23,911,792)	(90,976,707)
(137,957,789)	(206,613,141)	12,978,794	29,111,805
(147,400,600)	(342,625,359)	17,664,401	3,092,862

1,116,982,989	1,459,608,348	167,465,084	164,372,222
$969,582,389	$1,116,982,989	$185,129,485	$167,465,084
$11,317,308	$(47,833)	$1,165,797	$—

3,072,029	11,608,136	4,141,562	11,649,372
—	2,307,745	—	25,969
(14,962,587)	(29,280,162)	(2,500,369)	(9,061,006)
(11,890,558)	(15,364,281)	1,641,193	2,614,335

See Notes to Financial Statements

40 ■ Semi-Annual Report 2016

Notes to Financial Statements	(Unaudited)

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.

Management Estimates

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Longleaf Partners Funds ■ 41

Accounting for Investments

For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily. The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants

The Funds may invest in warrants and stock purchase rights of companies, which gives the Funds the right to buy stock. The warrant specifies the amount of the underlying stock, the exercise price, and the date the warrant expires. The Funds have no obligation to exercise the warrant and buy the stock.

Options

The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy(call) or sell(put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired

42 ■ Semi-Annual Report 2016

Notes to Financial Statements

through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments.

When the Funds write an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated, on the expiration date, as realized gains on written options. The difference between the premium and the amount paid on effecting a closing transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased.

A written put with a knock-in feature can only be exercised if the knock-in or “barrier” price is reached during the term of the contract. Once the barrier is reached, the option functions as a standard written put. If the barrier is not met, the put can’t be exercised and the Fund retains the premium received at the inception of the contract.

The current market value of an exchange traded option is the last sales price. Over-the-counter (“OTC”) options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options

Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter (OTC) options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

Swap Contracts

The Funds may enter into swap contracts for purposes of pursuing their investment objectives or as a substitute for investing directly in securities, shorting securities, or to hedge a position. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged between the parties is calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a basket of securities. Most swap contracts entered into by the Funds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights). A Fund’s current obligations under a swap agreement are accrued daily, offset against any amounts owed to the Fund.

The market value of a swap contract is determined by marking the underlying security (securities) to their last quoted value at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap’s market value is then adjusted to accrue dividend or interest income, financing charges and/or other economic terms associated with the contract.

Longleaf Partners Funds ■ 43

Risk of Swaps

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap contract. The primary risks associated with the use of swaps are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of the default or bankruptcy of a swap counterparty.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Counterparty Risk and Collateral

The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds’ custodian bank and is comprised of assets specific to each agreement.

Note 3. Investment Counsel Agreement and Other Transactions with Affiliates

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:

Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.20% on first $500 million of average net assets 1.00% in excess of $500 million
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million

44 ■ Semi-Annual Report 2016

Notes to Financial Statements

Southeastern has agreed to waive fees and/or reimburse expenses so that each Fund’s annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:

Partners Fund	1.50%
Small-Cap Fund	1.50
International Fund	1.75
Global Fund	1.20*

*	Prior to May 1, 2016, the expense limit was 1.65%.

These voluntary waivers and/or reimbursements may be discontinued at any time. The Global Fund waived and/or reimbursed $81,664 of expenses during the period.

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 4. Investment Transactions

Purchases and sales of equity securities, purchased options and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales
Partners Fund	$285,692,664	$1,053,836,059
Small-Cap Fund	580,923,450	1,025,445,633
International Fund	33,329,476	285,630,371
Global Fund	17,549,373	21,581,322

Note 5. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock during all or part of the period.

	Shares at 6/30/16	Market Value at
		6/30/16	12/31/15
Partners Fund
CONSOL Energy Inc.	11,536,742	$185,626,179	$96,881,650
Small-Cap Fund
Actuant Corporation	6,333,926	143,210,067	147,121,205
Chemtura Corporation*	4,248,730	112,081,497	115,862,867
CONSOL Energy Inc.	12,494,200	201,031,678	98,704,180
Deltic Timber Corporation	1,808,158	121,381,647	106,446,262
DreamWorks Animation SKG, Inc. – Class A(a) *	—	—	359,218,338
Graham Holdings Company – Class B	428,000	209,523,120	207,567,160
Hopewell Holdings Limited	53,463,500	169,993,718	194,181,406

Longleaf Partners Funds ■ 45

	Shares at 6/30/16	Market Value at
		6/30/16	12/31/15
OCI N.V.*	12,076,962	$163,604,973	$163,404,476
Rayonier Inc.	6,663,700	174,855,488	147,934,140
ViaSat, Inc.*	3,436,313	245,352,748	209,649,456
		$1,541,034,936	$1,750,089,490
International Fund
BR Properties S.A.(a)	—	$—	$37,443,270
K. Wah International Holdings Limited(a)	108,350,762	53,939,618	64,954,826
		$53,939,618	$102,398,096

	Purchases	Sales	Dividends
Partners Fund
CONSOL Energy Inc.	$—	$10,795,348	$122,635
Small-Cap Fund
Actuant Corporation	4,048,223	—	—
CONSOL Energy Inc.	—	—	124,942
Deltic Timber Corporation	—	—	361,632
DreamWorks Animation SKG, Inc. – Class A(a) *	—	543,195,282	—
Graham Holdings Company – Class B	—	—	1,035,760
Hopewell Holdings Limited	—	2,562,551	3,787,220
OCI N.V.*	73,612,201	—	—
Rayonier Inc.	—	—	3,331,850
	$77,660,424	$545,757,833	$8,641,404
International Fund
BR Properties S.A.(a)	$—	$51,084,593	$—
K. Wah International Holdings Limited(a)	—	18,968,471	1,710,574
	$—	$70,053,064	$1,710,574

*	Non-income producing security.
(a)	Not an affiliate at the end of the period.

Note 6. Related Ownership

At June 30, 2016 officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:

Percent of Fund
Partners Fund	12%
Small-Cap Fund	3
International Fund	25
Global Fund	69

46 ■ Semi-Annual Report 2016

Notes to Financial Statements

Note 7. Fair Value Measurements

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ net assets as June 30, 2016 follows:

	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stock	$1,798,358,994	$853,327,811	$—	$2,651,686,805
Preferred Stock	—	84,641,147	—	84,641,147
Corporate Bonds	—	160,177,880	—	160,177,880
Short-Term Obligations	—	463,500,450	—	463,500,450
Total	$1,798,358,994	$1,561,647,288	$—	$3,360,006,282

Small-Cap Fund
Common Stock	$2,527,969,490	$333,598,691	$—	$2,861,568,181
Corporate Bonds	—	135,105,280	—	135,105,280
Options Purchased	—	889,287	—	889,287
Short-Term Obligations	—	1,065,767,350	—	1,065,767,350
Total	$2,527,969,490	$1,535,360,608	$—	$4,063,330,098

International Fund
Common Stock	$42,941,477	$711,374,953	$6,107,527	$760,423,957
Warrants	12,365,361	—	—	12,365,361
Corporate Bonds	—	46,813,770	—	46,813,770
Options Purchased	—	974,419	—	974,419
Short-Term Obligations	—	159,542,258	—	159,542,258
Swap Contracts	—	(12,261,329)	—	(12,261,329)
Forward Currency Contracts	—	1,471,230	—	1,471,230
Total	$55,306,838	$907,915,301	$6,107,527	$969,329,666

Global Fund
Common Stocks	$52,972,295	$93,069,496	$—	$146,041,791
Preferred Stock	—	9,430,629	—	9,430,629
Warrants	1,767,385	—	—	1,767,385
Corporate Bonds	—	5,240,162	—	5,240,162

Longleaf Partners Funds ■ 47

	Level 1	Level 2	Level 3	Total Value
Options Purchased	$—	$63,085	$—	$63,085
Short-Term Obligations	—	22,978,000	—	22,978,000
Total	$54,739,680	$130,781,372	$—	$185,521,052

Transfers are recognized at the beginning of the reporting period. There were no transfers between level 1, 2, or 3 during the period.

Certain foreign securities are fair valued by utilizing an external pricing service in the event of significant market movements between the time the Funds value such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy.

The following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the International Fund’s Level 3 asset, and the sensitivity of the valuations to changes in those significant unobservable inputs. The security was valued using the income approach, utilizing fundamental data relating to the issuer. Because the Valuation Committee considers a variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

Investments in Securities	Fair Value at 6/30/16 (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
Common Stock	$6,108	Discounted Cash Flow	Discount Rate	10-19%	Decrease
		Method	Revenue Growth Rate	4-233%	Increase

*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

The following is a reconciliation of this Level 3 holding for which significant unobservable inputs were used in determining fair value as of June 30, 2016:

Fair value at December 31, 2015	$4,773,849
Change in unrealized appreciation	1,333,678
Fair value at June 30, 2016	$6,107,527

Note 8. Derivative Instruments

The Funds invested in options, swaps and forward contracts. Footnote 2, ‘Significant Accounting Policies,” contains additional information regarding the risks of these derivatives.

Options

The Funds use options in several ways:

●	Written covered calls create an exit method for all or a portion of an underlying security position for portfolio management purposes;

●	Purchased call options secure upside exposure to the underlying security at low implied long-term interest rates. The maximum loss exposure is the premium paid for the options.

48 ■ Semi-Annual Report 2016

Notes to Financial Statements

●	Purchased call options are sometimes used in tandem with written put options, to create long synthetic exposure to the underlying security.

With purchased call options (sometimes in tandem with written put options) the Funds get exposure to the stock without spending cash.

Written options during the period for the Funds include:

	Partners Fund
	Share Equivalents	Premiums
Options outstanding at December 31, 2015	20,630,500	$77,065,406
Options closed	(20,630,500)	(77,065,406)
Options outstanding at June 30, 2016	—	$—

	Small-Cap Fund
	Share Equivalents	Premiums
Options outstanding at December 31, 2015	3,300,000	$58,930,496
Options closed	(3,300,000)	(58,930,496)
Options outstanding at June 30, 2016	—	$—

	Global Fund
	Share Equivalents	Premiums
Options outstanding at December 31, 2015	428,600	$1,346,739
Options closed	(428,600)	(1,346,739)
Options outstanding at June 30, 2016	—	$—

Swap Contracts

Swap contracts are used to create exposure to the underlying notional value of a stock or bond position. Swap contracts may be done to free up cash or to access markets or short positions more efficiently than otherwise possible.

At June 30, 2016, the International Fund held the following OTC swap:

Description	Counterparty	Maturity Date	Notional Value	Unrealized Loss
Vivendi SA - Long Equity	BNP Paribas	9/21/16	$61,012,598	$(12,261,329)

Longleaf Partners Funds ■ 49

Forward Currency Contracts

Forward currency contracts are used on a limited basis to hedge embedded currency exposure related to a specific holding.

At June 30, 2016, the International Fund held the following foreign currency forward exchange contracts:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Gain
USD 40,122,822	RMB 262,845,000	State Street	9/23/16	$ 823,491
USD 39,558,281	RMB 262,845,000	State Street	3/24/17	647,739
				$1,471,230

The following is a summary of the location and type of derivative instruments in the Funds’ financial statements at June 30, 2016:

	Statements of Assets and Liabilities
		By Derivative Type
	Location	Equity	Currency	Total
		Small-Cap Fund
Options Purchased	Other securities, at market value	$—	$889,287	$889,287

		International Fund
Options Purchased	Other securities, at market value	$—	$974,419	$974,419
Swap Contracts	Unrealized loss on swap contracts	(12,261,329)	—	(12,261,329)
Forward currency contracts	Unrealized gain on forward currency contracts	—	1,471,230	1,471,230
		$(12,261,329)	$2,445,649	$(9,815,680)

		Global Fund
Options Purchased	Other securities, at market value	$—	$63,085	$63,085

	Impact of Derivatives on Statements of Operations
	By Derivative Type
	Equity	Currency	Total
	Partners Fund
Net realized loss:
Non-affiliated securities (Options purchased)	$(65,799,919)	$—	$(65,799,919)
Options written	(152,226,307)	—	(152,226,307)
	(218,026,226)	—	(218,026,226)

50 ■ Semi-Annual Report 2016

Notes to Financial Statements

	Impact of Derivatives on Statements of Operations
	By Derivative Type
	Equity	Currency	Total

	Partners Fund
Change in unrealized appreciation:
Non-affiliated securities (Options purchased)	$61,055,395	$—	$61,055,395
Options written	105,201,461	—	105,201,461
	$166,256,856	$—	$166,256,856

	Small-Cap Fund
Net realized gain:
Non-affiliated securities (Options purchased)	$48,300,672	$—	$48,300,672
Options written	14,048,382	—	14,048,382
	62,349,054	—	62,349,054
Change in unrealized depreciation:
Non-affiliated securities (Options purchased)	—	(17,349,465)	(17,349,465)
Options written	(3,696,746)	—	(3,696,746)
	$(3,696,746)	$(17,349,465)	$(21,046,211)

	International Fund
Change in unrealized appreciation (depreciation):
Non-affiliated securities (Options purchased)	$—	$(456,111)	$(456,111)
Swap contracts	(3,512,174)	—	(3,512,174)
Forward currency contracts	—	1,471,230	1,471,230
	$(3,512,174)	$1,015,119	$(2,497,055)

	Global Fund
Net realized gain(loss):
Non-affiliated securities (Options purchased)	$(1,389,131)	$—	$(1,389,131)
Options written	(3,703,630)	—	(3,703,630)
	(5,092,761)	—	(5,092,761)
Change in unrealized appreciation (depreciation):
Non-affiliated securities (Options purchased)	1,355,471	(29,529)	1,325,942
Options written	2,712,478	—	2,712,478
	$4,067,949	$(29,529)	$4,038,420

Longleaf Partners Funds ■ 51

For the period ended June 30, 2016, the average monthly notional value of derivatives activities were as follows:

	Options Purchased	Options Written	Swap Contracts	Forward Currency Contracts
Partners Fund	$58,131,207	$58,131,207	$—	$—
Small-Cap Fund	254,427,747	65,217,667	—	—
International Fund	207,323,218	—	61,330,787	39,840,582
Global Fund	13,664,449	242,159	—	—

The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

The following table presents derivatives that are subject to a master netting agreement and the related collateral amounts.

Financial Instrument(1)	Gross Value on		Collateral
	Statement of Assets		Pledged
	and Liabilities		(Received)
	Asset	Liability	By Fund(2)	Net Amount
Small-Cap Fund
Options Purchased	$889,287	$—	$(881,745)	$7,542
International Fund
Options Purchased	974,419	—	(974,419)	—
Swap Contract	—	(12,261,329)	12,261,329	—
Global Fund
Options Purchased	63,085	—	(63,085)	—

(1)	Subject to a master netting or similar arrangement with BNP Paribas.
(2)	The amount pledged(received) may be greater than the amount shown due to overcollateralization.

52 ■ Semi-Annual Report 2016

Notes to Financial Statements

Note 9. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Note 10. Subsequent Events

The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

54 ■ Semi-Annual Report 2016

Financial Highlights

The presentation is for a share outstanding throughout each period.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Partners Fund
Six Months Ended June 30, 2016 (Unaudited)	$21.45	$0.18	(c)	$ 1.22	$ 1.40	$ —	$ —
Year Ended December 31,
2015	31.24	0.26	(c)	(6.05)	(5.79)	(0.30)	(3.70)
2014	33.75	0.19	(c)	1.53	1.72	(0.20)	(4.03)
2013	26.39	0.09		8.34	8.43	(0.08)	(0.99)
2012	26.65	0.31		3.95	4.26	(0.27)	(4.25)
2011	28.26	0.11		(0.90)	(0.79)	(0.13)	(0.69)
Small-Cap Fund
Six Months Ended June 30, 2016 (Unaudited)	26.98	0.07	(c)	2.67	2.74	—	—
Year Ended December 31,
2015	30.42	(0.01	)(c)	(1.83)	(1.84)	—	(1.60)
2014	32.46	(0.06	)(c)	4.04	3.98	—	(6.02)
2013	28.88	(0.08)		8.62	8.54	—	(4.96)
2012	25.23	0.03		5.67	5.70	(0.03)	(2.02)
2011	26.52	—		0.49	0.49	(0.01)	(1.77)
International Fund
Six Months Ended June 30, 2016 (Unaudited)	12.35	0.14	(c)	(0.14)	—	—	—
Year Ended December 31,
2015	13.80	0.22	(c)	(1.30)	(1.08)	(0.23)	(0.14)
2014	17.94	0.53	(c)	(3.12)	(2.59)	(0.54)	(1.01)
2013	14.04	0.06		3.89	3.95	(0.05)	—
2012	11.90	0.26		2.25	2.51	(0.24)	(0.13)
2011	15.34	0.17		(3.28)	(3.11)	(0.17)	(0.16)
Global Fund
Six Months Ended June 30, 2016 (Unaudited)	9.98	0.06	(c)	0.01	0.07	—	—
Year Ended December 31,
2015	11.60	0.03	(c)	(1.63)	(1.60)	(0.02)	—
2014	12.84	0.09	(c)	(0.84)	(0.75)	(0.08)	(0.41)
2013	10.00	(0.03)		2.87	2.84	—	—
Inception December 27, 2012 to December 31, 2012	10.00	—		—	—	—	—

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

(b)	Expenses presented net of fee waiver. For the Global Fund, the expense ratio before waiver for the periods ended June 30, 2016, December 31, 2013 and 2012 were 1.53%, 1.73% and 96.24%, respectively.

(c)	Computed using average shares outstanding throughout the period.

(d)	Not annualized.

(e)	Annualized.

Longleaf Partners Funds ■ 55

Total Distributions	Net Asset Value End of Period	Total Return(a)	Net Assets End of Period (thousands)	Ratio of Expenses to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$ —	$22.85	6.53%(d)	$3,369,114	0.95%(e)	1.65%(e)	10%(d)

(4.00)	21.45	(18.80)	3,624,583	0.93	0.92	46
(4.23)	31.24	4.92	7,547,608	0.91	0.57	30
(1.07)	33.75	32.12	8,600,542	0.92	0.25	23
(4.52)	26.39	16.53	7,695,310	0.91	0.90	26
(0.82)	26.65	(2.85)	7,953,798	0.91	0.39	24

—	29.72	10.15(d)	3,974,637	0.91(e)	0.50(e)	20(d)

(1.60)	26.98	(6.05)	3,809,643	0.91	(0.03)	46
(6.02)	30.42	12.49	4,383,882	0.91	(0.17)	51
(4.96)	32.46	30.45	4,126,633	0.91	(0.24)	20
(2.05)	28.88	22.96	3,384,800	0.92	0.07	15
(1.78)	25.23	1.79	3,037,823	0.92	—	37

—	12.35	0.00(d)	969,582	1.32(e)	2.31(e)	4(d)

(0.37)	12.35	(7.91)	1,116,983	1.28	1.61	53
(1.55)	13.80	(14.76)	1,459,608	1.25	3.06	54
(0.05)	17.94	28.14	1,827,767	1.27	0.36	36
(0.37)	14.04	21.23	1,504,040	1.29	1.82	23
(0.33)	11.90	(20.29)	1,571,156	1.37	1.07	49

—	10.05	0.70(d)	185,129	1.44(e)	1.33(e)	11(d)

(0.02)	9.98	(13.76)	167,465	1.54	0.30	58
(0.49)	11.60	(5.98)	164,372	1.58	0.70	40
—	12.84	28.40	113,476	1.65	(0.55)	4
—	10.00	—	10	1.65	—	—

56 ■ Semi-Annual Report 2016

Expense Example

Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.

The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at December 31, 2015 and held through June 30, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses using each Fund’s actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and expenses based on each Fund’s actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds’ actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds’ shareholder reports.

The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds’ transaction costs to assess the total cost of ownership for comparison purposes.

		Actual		Hypothetical (5% return before expenses)
	Beginning account value 12/31/15	Ending account value 6/30/16	Expenses paid during period*	Ending account value 6/30/16	Expenses paid during period*	Annualized expense ratio
Partners Fund	$1,000.00	$1,065.30	$4.88	$1,020.14	$4.77	0.95%
Small-Cap Fund	1,000.00	1,101.50	4.75	1,020.34	4.57	0.91
International Fund	1,000.00	1,000.00	6.56	1,018.30	6.62	1.32
Global Fund	1,000.00	1,007.00	7.19	1,017.70	7.22	1.44

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by 366 days in the current year.

Longleaf Partners Funds ■ 57

Fund Information

The following additional information may be obtained for free by calling (800) 445-9469, visiting longleafpartners.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and

Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Longleaf Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Roommay be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds’ quarter-end holdings is also available at www.longleafpartners.com on or about 15 days following each quarter end and remains available on the until the list is updated in the subsequent quarter.

Fund Trustees

Additional information about Fund Trustees is included in the Statement of Additional Information (SAI).

Longleaf Partners Funds ■ 59

Service Directory

Call (800) 445-9469

Fund Information

To request a printed Prospectus, Summary Prospectus (longleafpartners.com/mutual_fund_documents/ prospectus), Statement of Additional Information (including Longleaf’s Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.

Shareholder Inquiries

To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

Account Information

For automated account balance and transaction activity, 24 hours a day, seven days a week.

Correspondence

By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800) 445-9469

Published Daily Price Quotations

Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.

Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Closed 7/31/97
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2016 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section 906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Chairman and CEO, Southeastern Asset Management, Inc.
Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 23, 2016

By	/s/ Julie M. Bishop
Julie M. Bishop
Global Funds CFO & Principal, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 23, 2016

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.